                                                                   EXHIBIT 99.11

                              QUARTERLY REPORT OF
                             CAPITOLBANK SACRAMENTO
                         PURSUANT TO SECTION 13 OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                      FOR THE QUARTER ENDED MARCH 31, 1994

                           FDIC CERTIFICATE #22260-7

                             CAPITOLBANK SACRAMENTO
                                AND SUBSIDIARIES
                                300 CAPITOL MALL
                          SACRAMENTO, CALIFORNIA 95814

                IRS EMPLOYER IDENTIFICATION NUMBER:  94-2319513

                       TELEPHONE NUMBER:  (916) 449-8300

HAS THE BANK (1) FILED ALL REPORTS REQUIRED TO BE FILED BY SECTION 13 OF THE SECURITIES AND EXCHANGE ACT OF 1934 DURING THE PRECEDING 12 MONTHS; AND (2) BEEN SUBJECT TO SUCH FILING REQUIREMENTS FOR THE PAST 90 DAYS?

                        YES      X        NO
                            ------------     -----------

AS OF MARCH 31, 1994, THE BANK HAD 4,080,302 SHARES OF COMMON STOCK WHICH IS ALL ONE CLASS.

ITEM 1.           FINANCIAL STATEMENTS (UNAUDITED)

             PAGE
               1. Consolidated Statements of Condition
               2. Consolidated Statement of Income (Quarter)
               3. Consolidated Statement of Cash Flows
               4. Consolidated Statement of Changes in Stockholders' Equity
               5. Analysis of Reserve for Loan Losses
               6. Computation of Per Share Earnings

ITEM 2.   7. & 8. Management's Discussion and Analysis

ITEM 3.        9. Statements

                    CAPITOLBANK SACRAMENTO AND SUBSIDIARIES
                      Consolidated Statement of Condition
                                (000's Omitted)

                                             March 31,   December 31,
                                                1994         1993
                                             ---------   ------------

ASSETS
- - ------
Cash and due from banks                       $  8,487       $  6,456
Interest-bearing deposits in banks                 199            398
Investment securities                           34,494         34,342
Federal funds sold                                 500          4,820
Loans, net of reserve for loan losses           72,193         74,503
Premises and equipment, net                      1,417          1,484
Interest receivable and other assets             1,552          1,390
                                              --------       --------
TOTAL ASSETS                                  $118,842       $123,393
                                              ========       ========

LIABILITIES
- - -----------
Deposits:
 Demand accounts                              $ 27,393       $ 28,439
 Money market accounts                          60,706         63,219
 Time and savings accounts                      18,472         19,405
                                              --------       --------
   Total Deposits                              106,571        111,063

Short-term borrowings                            2,039          2,734
Other liabilities                                  410            378
                                              --------       --------
   Total liabilities                           109,020        114,175

STOCKHOLDERS' EQUITY
- - --------------------
Common stock, par value $1.5625
 Authorized--10,000,000 shares
 Issued and outstanding--4,080,302 shares
   in 1994 and 4,080,302 in 1993                 6,375          6,375
Paid in surplus                                  5,745          5,745
FASB 115 Adjustment                                303              0
Undivided Profits                               (2,601)        (2,902)
                                              --------       --------
   Total shareholder's equity                    9,822          9,218
                                              --------       --------

TOTAL LIABILITIES AND
 SHAREHOLDER'S EQUITY                         $118,842       $123,393
                                              ========       ========

                    CAPITOLBANK SACRAMENTO AND SUBSIDIARIES
                    Consolidated Statement of Income (Loss)
                 For Three Months Ended March 31, 1994 and 1993
                                (000's Omitted)

                                         1994     1993
                                        ------  --------

INTEREST INCOME:
Interest and fees on loans              $1,801    $1,454
Interest on deposits in other banks          4        43
Interest on federal funds sold              10        43
Interest on investment securities          522       547
                                        ------    ------
   Total interest income                 2,337     2,087
                                        ------    ------

INTEREST EXPENSE:
Interest on deposits                       582       677
Interest on short-term borrowings           13        11
                                        ------    ------
   Total interest income                   595       688
                                        ------    ------

NET INTEREST INCOME                      1,742     1,399
Provision for loan losses                   70        50
                                        ------    ------

 NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                       1,672     1,349
                                        ------    ------

NON-INTEREST INCOME:
Income from fiduciary activity             185       175
Service charges on deposit accounts         45        34
Other revenue                                6        11
                                        ------    ------
   Total non-interest income               236       220
                                        ------    ------

Gains on securities transactions             0         0

NON-INTEREST EXPENSE:
Salaries and related expenses              854       858
Net occupancy                              338       350
Other expense                              400       434
                                        ------    ------
   Total non-interest expense            1,592     1,642

INCOME (LOSS) BEFORE INCOME TAXES          316       (72)

Income tax expense (benefit)                15        (1)
                                        ------    ------

NET INCOME (LOSS)                       $  301    $  (71)
                                        ======    ======

NET INCOME (LOSS) PER SHARE              $0.07  $  (0.02)
                                        ======    ======

                    CAPITOLBANK SACRAMENTO AND SUBSIDIARIES
                     Consolidated Statements of Cash Flows
                                (000's Omitted)

For the periods ended March 31,                       1994      1993
- - ---------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:

Reconciliation of net income to net cash provided by operating activities:

Net income                                          $   301   $   (71)
Adjustments to reconcile net income to net
 cash provided by operating activities:
   Provision for possible loan losses                    70        50
   Depreciation and amortization                         85        98
   Net change in operating assets & liabilities:
       Interest receivable & other assets              (133)      158
       Interest payable & other liabilities              32       (73)
                                                    -------   -------
Total adjustments                                        54       233

Net cash provided by operating activities               355       163

CASH FLOWS FROM INVESTING ACTIVITIES:

FASB 115 Adjustment                                     303         0
Purchase of investment securities                      (152)   (7,721)
Proceeds from sale or maturity of
 investment securities                                  199    10,412
Loans originated and principal collected, net         2,240    (2,446)
Additions to premises and equipment                     (18)       (7)
Net change in other real estate owned                   (29)     (216)
                                                    -------   -------
Net cash provided by investing activities             2,543        23

CASH FLOWS FROM FINANCING ACTIVITIES:

Net increase (decrease) in deposits                  (4,492)    3,566
Net increase (decrease) in short-term
 borrowings                                            (695)     (570)
                                                    -------   -------
Net cash provided by financing activities            (5,187)    2,995
                                                    -------   -------

Increase (decrease) in cash and
 cash equivalents                                    (2,289)    3,181
Cash and cash equivalents, at
 beginning of year                                   11,276     5,943
                                                    -------   -------

Cash and cash equivalents, at end of year           $ 8,987   $ 9,124
                                                    =======   =======
- - ---------------------------------------------------------------------
SUPPLEMENTAL DISCLOSURES:
 Cash paid for interest                             $   601   $   678
 Cash paid for taxes                                $     0   $     0
 Total gross additions to other real estate         $    99   $   216
- - ---------------------------------------------------------------------

                    CAPITOLBANK SACRAMENTO AND SUBSIDIARIES
           CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                         As of March 31, 1994 and 1993
                                (000's Omitted)

                                     # of        Common      Paid-in     FASB 115      Undivided
                                    Shares        Stock      Surplus     Adjustment     Profits     Totals
                                ---------------------------------------------------------------------------

Balance, December 31, 1992              4,080  $   6,375   $   5,745    $        0   $  (3,218)   $   8,902
Net Income (Loss)                                                                           (7)         (71)
FASB 115 Adjustment                                                              0                        0
                                ---------------------------------------------------------------------------
Balance, March 31, 1993                 4,080  $   6,375   $   5,745    $        0   $  (3,289)   $   8,831
                                ===========================================================================


                                     # of        Common      Paid-in     FASB 115      Undivided
                                    Shares        Stock      Surplus     Adjustment     Profits     Total
                                ---------------------------------------------------------------------------

Balance, December 31, 1993              4,080  $   6,375   $   5,745    $        0   $  (2,902)   $   9,218
Net Income (Loss)                                                                          301          301
FASB 115 Adjustment                                                            303                      303
                                ---------------------------------------------------------------------------
Balance, March 31, 1994                 4,080  $   6,375   $   5,745    $      303      (2,601)   $   9,822
                                ===========================================================================

                    CAPITOLBANK SACRAMENTO AND SUBSIDIARIES
                           LOAN LOSSES AND RECOVERIES
                 For Three Months Ended March 31, 1994 and 1993
                                (000'S OMITTED)

                                       1994    1993
                                      ------  ------

Balance end of previous year          $1,406  $1,170

Recoveries credited to allowance           9      23

Provision for possible loan losses        70      61

Less:  losses charged to allowance         3      11
                                      ------  ------

Balance end of current period         $1,482  $1,243
                                      ======  ======

                    CAPITOLBANK SACRAMENTO AND SUBSIDIARIES
                       COMPUTATION OF PER SHARE EARNINGS
                   For Periods Ended March 31, 1994 and 1993
                                (000'S OMITTED)

                                                    THREE MONTHS
                                                   1994      1993
                                                 --------  --------

Net Income (Loss)                                  $  301    $ (71)
                                                   ======    ======

Weighted Average Common Shares                      4,080     4,080

Weighted Average Common Stock Equivalents               0         0

Maximum potential shares included in
 per share computation                              4,080     4,080
                                                   ======    ======

Net Income (loss) per share                        $ 0.07  $ (0.02)
                                                   ======  ========

MANAGEMENT'S DISCUSSION & ANALYSIS OF OPERATIONS
- - ------------------------------------------------

EARNINGS
- - --------

Income for the month of March, 1994 was $184,000. This brought the first quarter of 1994 income to $301,000. This compares favorably to the first quarter of 1993 loss of $71,000. Earnings per share for the first quarter of 1994 was $0.07 versus a loss for the same period of 1993 of $0.02.

There are several reasons for the increase in net income. Foremost among these is improved net interest income which increased 25% from $1,399,000 to $1,742,000. The net interest margin also improved on a quarterly comparison basis. The 1994 margin is 5.75% as opposed to the 1993 margin of 5.24%. An increase in outstanding loans from $66,000,000 to $72,000,000 with a corresponding decrease in federal funds sold improved the Bank's net interest margin.

Continued improvement in the quality of the loan portfolio meant minimal charge-offs of $3,000 in the first quarter so the addition to the loan loss reserve was only $70,000 for the first quarter of 1994.

Non-interest expenses dropped $50,000 from $1,642,000 in 1993 to $1,592,000 in 1994. This represents a 3% decrease in these balances. Salaries were slightly lower ($4,000), occupancy dropped by $12,000 and other expense was $34,000 less than the previous year. The major components of other expense are:

                         1st Qtr  1st Qtr
Description               1994     1993
- - -----------              -------  -------

FDIC Assessments         $68,758  $69,156
Professional Services     32,544   31,977
Stationery & Supplies     19,855   23,436
Insurance                 26,578   22,371
Legal Fees                35,130   21,965
Data Processing           25,654   21,595
Postage                   21,384   16,776
Telephone                 10,809   13,094
OREO Expense              10,026   11,869

BALANCE SHEET
- - -------------

Total assets dropped by $4,551,000 or 4% for the last three months. This was primarily due to a $4,492,000 drop in total deposits from December 31, 1993 to March 31, 1994. This was the reason for the federal funds sold position dropping from $4,820,000 at December 31, 1993 to $500,000 at March 31, 1994.
The drop in deposits took place in all three categories with demand deposits going from $28,439,000 to $27,393,000, money market accounts dropping from $63,219,000 to $60,706,000 and time/savings accounts balance reduced from $19,405,000 to $18,472,000.

Stockholder's equity was increased by $604,000 for the first quarter which represents net income for the quarter ($301,000) and the FASB 115 adjustment ($303,000) effective March 31, 1994.

The loan loss reserve was $1,482,000 at March 31, 1994. This represents a 2.0% reserve to outstanding loans. The loan to deposit ratio was 69% at March 31, 1994. The Bank's primary capital was $11,304,000 or 9.5% at March 31, 1994. The Bank's core capital ratio was 8.3% at March 31, 1994.

STATEMENTS

ALL NECESSARY ADJUSTMENTS FOR A FAIR STATEMENT OF RESULTS FOR THE QUARTER ENDED MARCH 31, 1994 HAVE BEEN REFLECTED ON THE FINANCIAL STATEMENTS.

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE BANK HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                      CAPITOLBANK SACRAMENTO



                                      By  /s/ Lawrence D. McGovern
                                          -----------------------------------
                                          Lawrence D. McGovern, Senior Vice
                                          President & Chief Financial Officer



                                      By  /s/ William J. Martin
                                          ------------------------------------
                                          William J. Martin, President & Chief
                                          Operating Officer